UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2007

THE COAST DISTRIBUTION SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9511	94-2490990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Woodview Avenue, Morgan Hill, California	95037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 782-6686

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 13, 2007, The Coast Distribution System, Inc. issued a press release announcing its consolidated financial results for its second quarter ended June 30, 2007. A copy of that press release is attached as Exhibit 99.1 to and, by this reference, is incorporated into this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information and that Exhibit shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is being furnished pursuant to Item 2.02 above.

Exhibit No.	Description of Exhibit
Exhibit 99.1	Press Release issued August 13, 2007 announcing the consolidated financial results of The Coast Distribution System, Inc. for the quarter ended June 30, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COAST DISTRIBUTION SYSTEM, INC.

Date: August 14, 2007	By:	/s/ SANDRA A. KNELL
Sandra A. Knell, Executive Vice President
and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
Exhibit 99.1	Press Release issued August 13, 2007 announcing the consolidated financial results of The Coast Distribution System, Inc. for the quarter ended June 30, 2007.

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